AMENDMENT NO. 4 TO FIRST AMENDED AND RESTATED
AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP OF
SOUTH SEAS RESORT LIMITED PARTNERSHIP

This Amendment No. 4 to First Amended and Restated Agreement and Certificate of Limited Partnership of South Seas Resort Limited Partnership
(this "Amendment No. 411) is entered into effective as of October I , 1997, by and between San-Cap Resort, L.C., as general partner and South Seas Properties Company Limited Partnership, as limited partner.

WITNESSETH

WHEREAS, a limited partnership was formed under the laws of the State of Ohio under the name of South Seas Resort Limited Partnership (the "Partnership") pursuant to an Agreement and Certificate of Limited Partnership dated as of June 14, 1985, and filed for record with the County Recorder for Cuyahoga County, Ohio, as Document Number
 5878, Volume 47, Pages 611 to G29 (the "Agreement and Certificate,,);

WHEREAS, the Agreement and Certificate was amended by: (i) Amendment
 No. 1 to Certificate of Limited Partnership of South Seas Resort Limited Partnership dated as of June 17, 1985; (ii) Amendment No.
 2 to Certificate of Limited Partnership of South Seas Resort Limited Partnership dated as of June 27, 1985; and (iii) Amendment No. 3 to Agreement and Certificate of Limited Partnership of South Seas Resort Limited Partnership dated as of June 30, 198G (said Agreement and Certificate as so amended, being herein
e "Original Agreement,,);

WHEREAS, the Original Agreement was amended and restated by the certain
 First Amended and Restated Agreement and Certificate of Limited
 Partnership dated as of December 18, 1987, and filed for record with the County Recorder for Cuyahoga County, Ohio, as Document
 Number 9402, Volume 76, Page 813 (the "Restated Agreement");

WHEREAS, the Restated Agreement was amended by:
(i)	Amendment No. 1 to First Amended and Restated Agreement and
Certificate of Limited Partnership dated as of December 31, 1993;
 (ii) Amendment No. 2 to First Amended and Restated Agreement and Certificate of Limited Partnership dated as of January 1, 1994;
 (iii) Amended and Restated Amendment No. 2 to First Amended and Restated Agreement and Certificate of Limited Partnership of South Seas Resort Limited Partnership, dated as of January 1, 1994, as filed with the County Recorder of Cuyahoga County, Ohio o
 Limited Partnership of South Seas Resort Limited Partnership, dated August 23, 199G (said Agreement as so amended being hereafter referred to as the "Amended Restated Agreement")

WHEREAS, the General Partner and the Limited Partner now wish to further amend the Amended Restated Agreement to delete in its entirety
 Section 12.2 of the Amended Restated Agreement.

NOW, THEREFORE, the parties hereto agree that the Amended Restated
 Agreement is hereby amended as follows:

1.	Section 12.2 of the Amended Restated Agreement is hereby deleted in its entirety.

2.	Except as expressly set forth herein, the Amended Restated Agreement and each and every provision thereof shall remain in full force and effect and unmodified hereby.

3.	This Amendment No. 4 shall be governed by and construed in accordance with the laws of the State of Ohio.

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment
 No. 4 effective as of the date first written above.

GENERAL PARTNER:
SAN-C        T, L.C.
A A A

By:	@v

Robert M. Taylor

Title: @,41



By:
Allen G. Ten Broek

Title: VI



LIMITED PARTNER:

SOUTH SEAS PROPERTIES COMPANY
LIMITED PARTNERSHIP
By: T	orts, L.C., its
ge           tner

By:
Robert M. Taylor
Title:

RAS1372:23630:97001:RAS-02.AMD
ra s 10/02/97

AGREEMENT

THIS AGREEMENT is made and entered into as of the /@j day of October, 1997, by and between South Seas Properties Company Limited Partnership, an Ohio limited partnership (IISSPCII), and San-Cap Resort, L.C., a
Florida limited liability company ("San-Cap").

WITNESSETH:
WHEREAS, San-Cap is the general partner of, and SSPC is the limited partner of, South Seas Resort Limited Partnership (IISSRLP'l), an
 Ohio limited partnership that was formed on June 14, 1985;
WHEREAS, under Section 12.2 of the Partnership Agreement, San-Cap is entitled to receive an annual fee from SSRLP in an amount equal to 0.15%
 of the gross revenues of SSRLP (the "Annual General Partner Feel');
WHEREAS, in consideration of the issuance, by SSPC of 40,000 limited partnership units in SSPC, San-Cap is willing to waive its current and future rights to the Annual General Partner Fee;
WHEREAS, in consideration of the elimination of the Annual General Partner
 Fee, SSPC is willing to issue to San-Cap 40,000 limited partnership units in SSPC.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises herein contained, the parties agree as follows:
1.	San-Cap hereby waives all current and future rights to the Annual General
 Partner Fee and agrees to take all action necessary to delete Section 12.2 from the Partnership Agreement.
2.	SSPC hereby agrees to issue to San-Cap Forty Thousand (40,000) limited partnership units in SSPC.
3.	This Agreement embodies the entire understanding

of the parties	hereto with respect to the subject matter herein

contained, and	supersedes all prior and contemporaneous

agreements and	understandings (whether oral or written) relative
to said subject matter, and may not be changed, modified, terminated or discharged, except by a writing executed by all the parties hereto.
4.	This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.
5.	This Agreement shall be effective as of 1997.
IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the day and year first written above.
SAN-CAP @SORT, L.C.

By:
Robert M. Ta
Title:


By:
Allen G. Ten Broek
Title: Vi@



SOUTH SEAS PROPERTIES COMPANY
LIMITED PARTNERSHIP
By:	T & T Resorts, L.C., its
ge         tner


By:
Robert M. Taylor
Title:



RAS1372:23630:97001:RAS-Ol.SSR
amb 10/02/97